Quantified All-Cap Equity Fund

Investor Class Shares QACFX

SUMMMARY PROSPECTUS

August 5, 2013

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.advisorspreferred.com. You can also get this information at no cost by calling 1-855-64-QUANT (1-855-647-8268), emailing orderquantifiedfunds@geminifunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated August 5, 2013, and statement of additional information, dated August 5, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: ADVISORS PREFERRED Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Investment Objective:  The Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.45%
Acquired Fund Fees and Expenses (2)	0.06%
Total Annual Fund Operating Expenses	1.51%

(1)

Other Expenses are estimated for the Fund's current fiscal year.  Includes up to 0.15% for sub-transfer agent and sub-accounting fees.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are estimated for the Fund's current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$154	$477

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser").  The Fund is aggressively managed by the Subadviser.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities (common and preferred stocks) either directly through individual stocks and American Depositary Receipts (a security that trades in the US financial markets representing a security of a non-US company) ("ADRs") or indirectly through exchange-traded funds ("ETFs"), other closed-end and open-end investment companies, and futures contracts, forward contracts, options and swap agreements.  Investments in ETFs, futures contracts, forward contracts, options and swap agreements may provide the Fund with exposure to equity, income, sectors, domestic, international (including emerging markets), inverse and/or leveraged positions and alternative investments, including positions relating to companies with small (less than $2 billion) and/or medium ($2 to $5 billion) market capitalization.  The Fund also may invest up to 80% of its assets in short positions in equity securities, futures contracts, forward contracts, options and swap agreements.  The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

In managing the Fund's assets, the Subadviser employs a dynamic asset allocation strategy.  The Subadviser analyzes the overall investment opportunities of various equity securities and market sectors to determine how to position the Fund's portfolio.  The Subadviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's proprietary algorithms.

The Subadviser typically assigns each investment in which it invests a minimum holding period, though an investment's actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Fund.  The Subadviser generally evaluates all investments daily based on its allocation rankings but may reallocate less often to minimize the impact and costs associated with trading. Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary and third party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events.  The Subadviser also uses these proprietary analysis models to implement its dynamic asset allocation strategy which, for temporary defensive purposes, may result in a large portion or all of the fund's assets invested, directly or indirectly, in short-term investment grade fixed income securities, cash and/or cash equivalents in order to seek to provide security of principal, current income and liquidity.

Principal Investment Risks:  An investment in the Fund entails risks.  The Fund could lose money, or its performance could trail that of other investment alternatives.  Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective.  In addition, the Fund presents some risks not traditionally associated with other fixed income mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Fund.  Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Aggressive Investment Techniques Risk - The Fund uses investment techniques that may be considered aggressive.  Risks associated with the use of futures contracts and options include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position.  These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions.  For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swap agreements also may be considered to be illiquid.  In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk.  The Fund does not specifically limit its counterparty risk with respect to any single counterparty.  Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Depositary Receipt Risk - To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs.  While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk - The Fund uses investment techniques, including investments in derivatives such as futures and forward contracts, options and swaps, which may be considered aggressive.  Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid.  The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.  In addition, the Fund's investments in derivatives are currently subject to the following risks:

Futures and Forward Contracts.  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts.  There may not be a liquid secondary market for the futures contracts.  Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk.  If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Options.  There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements.  Interest rate swaps are subject to interest rate and credit risk.  Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk - Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which the Fund invests will cause NAV of the Fund to fluctuate.

Foreign Securities Risk - Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities.  As a result, the Fund's returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities.  Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.  These risks are more pronounced in emerging market countries.

Holding Cash Risk - The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest.  There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Limited History of Operations Risk -  The Fund is a new mutual fund and has a limited history of operation.

Non-Diversification Risk – The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities.  A non-diversified fund's NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risks of Investing in Other Investment Companies (including ETFs) - Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses.  By investing in another investment company or ETF, the Fund becomes a shareholder thereof.  As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations.  If the other investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance.  In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Shorting Risk - Short positions are designed to profit from a decline in the price of particular securities, investments of securities or indices.  The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk - Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Investments in mid-cap companies involve less risk than investing in small-cap companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.  Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser's Investment Strategy Risk - While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund.  The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds.  There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Investment Adviser:  Advisors Preferred, LLC.

Subadviser:  Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers:  Jerry C. Wagner, President of the Subadviser, and Dr. George Yang, Director of Research of the Subadviser, have served the Fund as its portfolio managers since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  You may purchase or redeem Fund shares by written request via mail (Quantified All-Cap Equity Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154-1150), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  IRAs are not eligible for telephone redemption privileges.  The Fund accepts investments in the following minimum amounts:

Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account	$10,000	$1,000
Retirement Account	$10,000	$0

The Fund, adviser or Subadviser may waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.